Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

6. Income Taxes

Income (loss) before provision for income taxes was generated from the following sources (in thousands):

	Year Ended December 31,
	2016	2015	2014
Domestic	$(15,145)	$(2,651)	$(11,867)
Foreign	(427)	117	117
Total loss before provision for income taxes	$(15,572)	$(2,534)	$(11,750)

A summary of the income tax expense is as follows (in thousands):

	Year Ended December 31,
	2016	2015	2014
Current:
Federal	$—	$—	$—
State	(153)	5	5
Foreign	61	63	44
Total current	(92)	68	49
Deferred:
Federal	—	—	—
State	—	—	—
Foreign	(137)	—	—
Total deferred	(137)	—	—
Total provision	$(229)	$68	$49

A reconciliation of the provision for income taxes to the amount of income tax expense that would result from applying the federal statutory rate to the profit before income taxes is as follows:

	Year Ended December 31,
	2016	2015	2014
Federal statutory rate	35.0%	35.0%	35.0
State tax, net of federal benefit	4.6	(20.4)	1.2
Equity compensation	(0.3)	(13.7)	(6.6)
International tax items	(1.0)	(4.6)	0.1
Foreign taxes	0.5	(2.5)	(0.4)
Uncertain tax positions	1.1	0.0	0.0
Other	(0.2)	(10.6)	(2.5)
Miscellaneous	(0.5)	(1.1)	0.0
Change in valuation allowance	(37.7)	15.2	(27.5)
	1.5%	(2.7)%	(0.7)

The major components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	Year Ended December 31,
	2016	2015
Deferred income tax assets
Net operating loss carry forwards	$53,986	$48,003
Credit carry forwards	3,464	3,708
Fixed assets	985	1,181
Intangibles	15,894	19,588
Equity based compensation	688	311
Nondeductible accruals	1,346	1,977
Various reserves	132	142
Other	29	56
Valuation allowance	(76,648)	(74,907)
Total deferred income taxes - net	(124)	59
Deferred income tax liabilities
Prepaid expenses	(57)	(59)
Total deferred income liabilities	(57)	(59)

Net deferred income tax assets (liabilities)	$(181)	$—

The Company has federal and state net operating loss (“NOL”) carryforwards of approximately $134.5 million and $147.4 million, respectively, at December 31, 2016, to reduce future cash payments for income taxes.  Of the $134.5 million of NOL carryforwards at December 31, 2016, $0.8 million relates to the excess tax benefits from employee restricted stock.  Equity will be increased by $0.8 million, if and when such excess tax benefits are ultimately realized.  These federal NOL carryforwards will expire from 2024 through 2036 and state NOL carryforwards will expire 2016 through 2036.  The Company also had $0.5 million of Alternative minimum tax credit carryforwards with an indefinite life, available to offset regular federal income tax requirements.

The Company has federal and state tax credit carryforwards of approximately $2.5 million and $0.7 million, respectively, at December 31, 2016. These tax credits will begin to expire in 2027.

To the extent that an ownership change has occurred under Internal Revenue Code Sections 382 and 383, the Company’s use of its loss carryforwards and credit carryforwards to offset future taxable income may be limited.

At December 31, 2016 and 2015, the Company had unrecognized tax benefits, including interest and penalties of approximately $0.4 million and $0.6 million for as of December 31, 2016 and 2015, respectively.

The Company’s gross unrecognized tax benefits as of December 31, 2016 and 2015 and the changes in those balances are as follows (in thousands):

	Year Ended December 31,
	2016	2015
Beginning balance	$592	$592
Increases/(decreases) in tax positions for the current year	(164)	—
Increases/(decreases) in tax positions for the prior year	—	—
Gross unrecognized tax benefits, ending balance	$428	$592

We account for income taxes as required by FASB ASC Topic No. 740, Income Taxes. This Topic clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Topic also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Topic requires an entity to recognize the financial statement impact of a tax position when it is more likely than not that the position will be sustained upon examination.  The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  In addition, the Topic permits an entity to recognize interest and penalties related to tax uncertainties either as income tax expense or operating expenses.  The Company has chosen to recognize interest and penalties related to tax uncertainties as income tax expense.

The Company assesses whether a valuation allowance should be recorded against its deferred tax assets based on the consideration of all available evidence, using a “more likely than not” realization standard. The four sources of taxable income that must be considered in determining whether deferred tax assets will be realized are: (1) future reversals of existing taxable temporary differences (i.e., offset of gross deferred tax liabilities against gross deferred tax assets); (2) taxable income in prior carryback years, if carryback is permitted under the applicable tax law; (3) tax planning strategies; and (4) future taxable income exclusive of reversing temporary differences and carryforwards.

After a review of the four sources of taxable income as of December 31, 2016 (as described above), and after consideration of the Company’s continuing cumulative loss position as of December 31, 2016, the Company recorded a valuation allowance related to its U.S.-based deferred tax assets of $76.6 million at December 31, 2016.  During fiscal year 2016, the valuation allowance on deferred tax assets increased by $1.7 million, decreased $0.8 million during fiscal year 2015, and increased $3.2 million during fiscal year 2014.

We recognized interest and penalties accrued related to unrecognized tax benefits in income tax expense.  During the fiscal years 2016 and 2015, we recognized approximately $0 and $3,000 of interest and penalties in each year.  The cumulative interest and penalties at December 31, 2016 and 2015 were $0 and $47,000, respectively.

Unrecognized tax benefits of $164 million were released in October of 2016, which impacted the effective tax rate due to the expiration of the statute of limitations.  We do not anticipate any material changes to unrecognized tax benefits within the next twelve months that will affect the effective tax rate.

The Company is subject to U.S. federal income tax, as well as to income tax of multiple state jurisdictions. Federal income tax returns of the Company are subject to IRS examination for the 2012 – 2015 tax years. State income tax returns are subject to examination for a period of three to four years after filing.  As of December 31, 2016, the Company had no outstanding tax audits.  The outcome of tax audits cannot be predicted with certainty. If any issues addressed in the Company’s tax audits are resolved in a manner not consistent with management’s expectations, the Company could be required to adjust its provision for income tax in the period such resolution occurs.